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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): August 9, 2002
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                             Global Crossing Ltd.
              (Exact Name of Registrant as Specified in Charter)

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           Bermuda                      001-16201                98-0189783
(State or Other Jurisdiction of    Commission File Number)     (IRS Employer
    Incorporation)                                           Identification No.)


Wessex House, 45 Reid Street, Hamilton Bermuda                     HM12
   (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600
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Item 5.  Other Events.

          On August 9, 2002, Global Crossing Ltd. announced that, among other things, it had signed a definitive agreement under which Hutchison Telecommunications Limited, a wholly owned subsidiary of Hutchison Whampoa Limited, and Singapore Technologies Telemedia Pte. Ltd. will invest a total of $250 million for a 61.5 percent majority interest in a newly constituted Global Crossing Ltd. on its emergence from bankruptcy.

          A copy of the press release, dated August 9, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1     Press Release, dated August 9, 2002


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GLOBAL CROSSING LTD.



                                         By:  /s/  Dan J. Cohrs
                                              ---------------------------------
                                         Name:  Dan J. Cohrs
                                         Title: Executive Vice President and
                                                Chief Financial Officer

Dated:  August 16, 2002



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                                 EXHIBIT INDEX


   Exhibit No.           Description
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     99.1         Press Release, dated August 9, 2002